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                                                                    Exhibit 23.1




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File on Form S-8 (File No. 333-42022).


/s/ Arthur Andersen LLP
-------------------------
Fort Lauderdale, Florida,
May 14, 2002.